EXHIBIT 99.4



GSRPM 2003-02
DISTRIBUTION BY CURRENT PRINCIPAL BALANCE

POOL=ARM LOANS

CURRENT PRINCIPAL    NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
PRINCIPAL BALANCE     MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
$0 - $25,000                41            $   700,462           0.9     11.32        590    $    17,084           55.43           86
$25,001 - $50,000          217            $ 8,397,851          10.8     10.61        588    $    38,700           65.36           75
$50,001 - $75,000          232            $14,393,898         18.51      10.4        572    $    62,043            71.3           66
$75,001 - $100,000         179            $15,521,284         19.96      9.91        568    $    86,711           74.26           65
$100,001 - $150,000        163            $19,329,797         24.86      9.87        569    $   118,588           75.85           62
$150,001 - $200,000         65            $10,880,021         13.99      9.71        591    $   167,385           76.08           61
$200,001 - $250,000         21            $ 4,637,230          5.96      9.32        567    $   220,820           76.76           53
$250,001 - $300,000         12            $ 3,275,423          4.21       9.5        549    $   272,952           70.43           65
$300,001 - $450,000          2            $   623,539           0.8      7.84        572    $   311,769           67.34           44
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64






GSRPM 2003-02
DISTRIBUTION BY CURRENT RATE

POOL=ARM LOANS

CURRENT              NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
RATE                  MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Below 7.00%                 14            $ 1,656,387          2.13      5.55        610    $   118,313           59.24           98
7.00- 7.49%                 14            $ 1,518,240          1.95      7.14        606    $   108,446           69.63           60
7.50- 7.99%                 32            $ 3,217,453          4.14      7.79        597    $   100,545           69.77           59
8.00- 8.49%                 27            $ 3,113,113             4      8.22        581    $   115,300           75.79           54
8.50- 8.99%                 99            $ 9,476,252         12.19      8.76        579    $    95,720           72.65           60
9.00- 9.49%                 93            $ 8,087,240          10.4      9.23        598    $    86,960           74.86           63
9.50- 9.99%                150            $14,068,572         18.09      9.74        565    $    93,790            74.2           65
10.00-10.49%               104            $ 8,631,773          11.1     10.22        576    $    82,998           73.69           68
10.50-10.99%               137            $10,486,079         13.49     10.71        570    $    76,541           75.77           64
11.00-11.49%                78            $ 5,873,878          7.55     11.24        559    $    75,306           71.63           73
11.50-11.99%                74            $ 4,574,305          5.88     11.74        546    $    61,815           75.25           60
12.00-12.49%                31            $ 2,211,969          2.84     12.19        552    $    71,354           73.34           65
12.50-12.99%                49            $ 3,339,254          4.29     12.72        554    $    68,148           70.44           54
13.00-13.49%                 8            $   404,027          0.52      13.2        560    $    50,503           63.11           69
13.50-13.99%                 5            $   282,089          0.36     13.78        580    $    56,418           65.71           58
14.00% & Above              17            $   818,878          1.05     14.57        581    $    48,169              61           78
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64






GSRPM 2003-02
DISTRIBUTION BY LIEN

POOL=ARM LOANS

LIEN                 NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
1                          932            $77,759,506           100      9.98        574    $    83,433           73.16           64
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64






GSRPM 2003-02
DISTRIBUTION BY RATE ADJ PERIOD

POOL=ARM LOANS

RATE ADJ             NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
PERIOD                MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
1                            5            $   694,581          0.89      6.11        568    $   138,916           48.99          172
6                          901            $74,181,429          95.4     10.11        573    $    82,332           73.42           63
12                          24            $ 2,713,012          3.49      7.65        590    $   113,042           74.07           71
36                           2            $   170,484          0.22      7.35        623    $    85,242           47.16          175
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64




GSRPM 2003-02
DISTRIBUTION BY MONTHS TO RATE RESET

POOL=ARM LOANS

MONTHS TO            NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
RATE RESET            MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
3-Jan                      328            $25,678,700         33.02     10.25        569    $    78,289           71.05           77
6-Apr                      472            $37,748,377         48.55     10.14        579    $    79,975           71.05           74
12-Jul                      48            $ 4,737,256          6.09      9.48        559    $    98,693            82.9           28
13-24                       75            $ 8,434,839         10.85      9.11        565    $   112,465           81.86           10
25+                          9            $ 1,160,334          1.49      7.21        636    $   128,926           85.65           15
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64





GSRPM 2003-02
DISTRIBUTION BY NEXT CAP

POOL=ARM LOANS

NEXT                 NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
CAP                   MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
0                           10            $ 1,237,738          1.59      7.33        570    $   123,774           61.79          119
1                          331            $27,740,263         35.67      9.96        574    $    83,807           71.81           75
1.5                        442            $33,315,728         42.84     10.23        581    $    75,375           70.38           69
2                           20            $ 2,085,394          2.68      8.01        559    $   104,270           67.56          101
3                          118            $12,103,335         15.57     10.18        548    $   102,571           84.92           20
5                            8            $ 1,048,167          1.35      7.28        631    $   131,021            84.2           16
6                            3            $   228,882          0.29     11.35        578    $    76,294           82.75           15
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64





GSRPM 2003-02
DISTRIBUTION BY LIFE MAXIMUM RATE

POOL=ARM LOANS

LIFE                 NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
MAXIMUM               MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
RATE                     LOANS                             PRIN BAL                             BALANCE                    SEASONING
Below 7.00%                 10            $ 1,067,650          1.37      9.71        546    $   106,765           68.64           88
7.00- 7.99%                 99            $ 8,411,294         10.82      9.56        591    $    84,963           68.78           84
10.00-11.99%                 2            $   495,741          0.64      5.58        636    $   247,870           62.81           11
12.00-12.99%                 9            $   886,739          1.14      6.43        629    $    98,527            73.3           65
13.00-13.99%                15            $ 1,544,523          1.99      7.13        616    $   102,968           65.29           86
14.00-14.99%                61            $ 6,839,827           8.8      8.19        570    $   112,128           76.81           40
15.00-15.99%               107            $ 9,678,646         12.45      9.15        576    $    90,455           76.27           51
16.00-16.99%               199            $18,288,728         23.52       9.8        572    $    91,903           74.07           64
17.00-17.99%               196            $14,655,852         18.85     10.61        576    $    74,775           73.23           69
18.00-18.99%               131            $ 9,319,527         11.99      11.5        557    $    71,141           73.65           68
19.00% & Above             103            $ 6,570,979          8.45     12.09        557    $    63,796           70.38           63
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64





GSRPM 2003-02
DISTRIBUTION BY MARGIN

POOL=ARM LOANS

MARGIN               NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
2.00- 3.99%                 33            $ 3,761,138          4.84      7.19        580    $   113,974           63.85           98
4.00- 4.49%                  7            $   627,525          0.81       7.5        613    $    89,646           70.61           61
4.50- 4.99%                 64            $ 5,911,383           7.6      9.14        584    $    92,365           70.82           74
5.00- 5.49%                130            $11,377,897         14.63      9.63        592    $    87,522           73.59           76
5.50- 5.99%                183            $16,455,913         21.16      9.81        587    $    89,923           74.72           72
6.00- 6.49%                193            $15,463,558         19.89     10.03        579    $    80,122           71.48           60
6.50- 6.99%                150            $11,079,322         14.25     10.51        553    $    73,862            72.8           57
7.00- 7.49%                 92            $ 6,396,856          8.23     10.73        549    $    69,531           74.44           44
7.50- 7.99%                 36            $ 3,096,274          3.98     11.38        541    $    86,008           79.16           46
8.00- 8.49%                 24            $ 1,925,762          2.48     12.14        553    $    80,240           79.65           38
8.50% & Above               20            $ 1,663,878          2.14     12.36        521    $    83,194           79.62           25
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64





GSRPM 2003-02
DISTRIBUTION BY CURRENT AMORT TYPE

POOL=ARM LOANS

CURRENT              NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
AMORT                 MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
TYPE                     LOANS                             PRIN BAL                             BALANCE                    SEASONING

1 yr Arm                    19            $ 2,002,774          2.58      7.62        561    $   105,409           59.39          125
2/28 Arm                   113            $12,443,374            16      9.31        564    $   110,118           83.23           11
3 yr Arm                     2            $   170,484          0.22      7.35        623    $    85,242           47.16          175
3/27 Arm                     7            $   943,011          1.21       9.2        572    $   134,716           78.74           13
5/1 Arm                      6            $   822,747          1.06       6.7        615    $   137,124           80.28           11
6 MO LIBOR                 687            $54,285,063         69.81     10.35        573    $    79,018           71.89           72
7/1 Arm                      2            $   225,420          0.29      9.44        688    $   112,710           98.48           32
COFI                         4            $   466,222           0.6      5.82        594    $   116,555           63.38          124
Misc                        92            $ 6,400,412          8.23      9.84        589    $    69,570           67.43           90
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64





GSRPM 2003-02
DISTRIBUTION BY AMORTIZATION

POOL=ARM LOANS

AMORTIZATION         NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
15 YEAR AMORT               21            $   724,222          0.93     10.26        619    $    34,487           58.12           70
30 YEAR AMORT              911            $77,035,284         99.07      9.98        573    $    84,561            73.3           64
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64




GSRPM 2003-02
DISTRIBUTION BY LOAN TYPE

POOL=ARM LOANS

LOAN                 NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
TYPE                  MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
OVER 80 HAS MI              20            $ 2,204,167          2.83     10.33        554    $   110,208           90.57           17
OVER 80 NO MI              206            $20,535,683         26.41      9.98        554    $    99,688           87.26           49
UNDER 80                   706            $55,019,657         70.76      9.97        582    $    77,932            67.2           72
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64




GSRPM 2003-02
DISTRIBUTION BY ZIP CODES

POOL=ARM LOANS

ZIP                  NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
CODES                 MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
All O                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64




GSRPM 2003-02
DISTRIBUTION BY STATE

POOL=ARM LOANS

STATE                NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
                      MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
All Others                 499            $40,829,944         52.51     10.21        571    $    81,824           73.51           65
S. CALI                    105            $10,225,380         13.15      9.17        606    $    97,385           67.95           82
Texas                       59            $ 5,284,518           6.8      9.91        568    $    89,568           77.38           64
Florida                     58            $ 4,691,926          6.03     10.12        559    $    80,895           72.73           58
N. CALI                     50            $ 4,397,737          5.66      9.52        599    $    87,955           68.54           80
Michigan                    53            $ 3,121,859          4.01     10.66        548    $    58,903           72.54           44
Ohio                        32            $ 2,565,342           3.3      9.88        580    $    80,167           84.17           30
Georgia                     27            $ 2,377,056          3.06      9.79        548    $    88,039           76.37           55
North Carolina              20            $ 1,573,895          2.02     10.41        551    $    78,695           76.71           47
Massachusetts               12            $ 1,362,480          1.75       8.8        556    $   113,540           70.65           34
Arizona                     17            $ 1,329,370          1.71     10.03        550    $    78,198           75.52           53
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64





GSRPM 2003-02
DISTRIBUTION BY CURRENT LTV

POOL=ARM LOANS

CURRENT              NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
LTV                   MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Below 50.00%                83            $ 4,469,187          5.75      9.38        600    $    53,846           38.73          102
50.01 - 60.00%              81            $ 5,782,991          7.44      9.95        589    $    71,395           56.17           72
60.01 - 70.00%             234            $16,869,815         21.69     10.16        595    $    72,093              65           79
70.01 - 80.00%             308            $27,897,664         35.88      9.95        569    $    90,577           75.39           62
80.01 - 85.00%             108            $11,014,275         14.16     10.16        545    $   101,984           82.88           52
85.01 - 90.00%              60            $ 5,531,465          7.11      10.1        551    $    92,191           87.38           54
90.01 - 95.00%              25            $ 3,014,987          3.88      9.95        553    $   120,599           93.82           25
95.01 - 100.00%             27            $ 2,822,495          3.63      9.27        601    $   104,537           97.55           34
100.01 - 125.00%             6            $   356,627          0.46     10.88        544    $    59,438          104.32           38
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64





GSRPM 2003-02
DISTRIBUTION BY OCCUPANCY STATUS

POOL=ARM LOANS

OCCUPANCY            NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
STATUS                MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Owner Occupied             774            $67,566,203         86.89      9.94        570    $    87,295           74.48           62
Non Owner                  158            $10,193,303         13.11     10.23        598    $    64,515           64.44           80
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64






GSRPM 2003-02
DISTRIBUTION BY PROPERTY TYPE

POOL=ARM LOANS

PROPERTY             NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
TYPE                  MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
Single Family              630            $53,514,635         68.82     10.01        565    $    84,944           73.85           63
PUD                         78            $ 7,561,815          9.72       9.7        594    $    96,946           73.31           82
Man Housing                115            $ 7,114,133          9.15      9.73        588    $    61,862           69.38           52
2-4 Family                  57            $ 5,331,661          6.86     10.41        591    $    93,538           72.94           63
Condo                       43            $ 3,509,000          4.51      9.96        601    $    81,605           70.58           76
Townhouse                    5            $   364,504          0.47      10.6        564    $    72,901           80.95           69
MIXED USE                    2            $   242,310          0.31      9.18        679    $   121,155           60.18           74
Unknown                      2            $   121,449          0.16     10.03        610    $    60,724           70.97           84
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64






GSRPM 2003-02
DISTRIBUTION BY CREDIT SCORE

POOL=ARM LOANS

CREDIT               NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
SCORE                 MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
N/A                         25            $ 1,627,583          2.09      9.67               $    65,103           71.14           87
400-479                     72            $ 6,594,157          8.48     10.38        463    $    91,586           79.59           53
480-499                     82            $ 5,658,457          7.28     10.46        490    $    69,006           75.01           61
500-519                     89            $ 6,779,671          8.72     10.22        510    $    76,176           71.42           54
520-539                    109            $10,451,278         13.44     10.08        529    $    95,883           74.13           61
540-559                     88            $ 7,864,891         10.11     10.17        549    $    89,374           76.78           60
560-579                     77            $ 6,979,319          8.98      9.89        569    $    90,641           72.94           70
580-599                     83            $ 7,236,650          9.31      9.75        589    $    87,189           72.09           64
600-619                     63            $ 5,279,057          6.79      9.86        609    $    83,795           72.04           65
620-639                     40            $ 3,421,047           4.4      9.73        629    $    85,526           69.93           71
640-659                     50            $ 4,400,353          5.66      9.49        648    $    88,007           70.87           74
660-679                     40            $ 2,929,946          3.77      9.57        670    $    73,249           70.22           78
680-699                     37            $ 2,888,694          3.71     10.45        689    $    78,073            67.7           67
700-719                     36            $ 2,760,728          3.55      9.93        710    $    76,687           70.42           69
720-739                     12            $   955,409          1.23      8.48        730    $    79,617           75.75           59
740 & ABOVE                 29            $ 1,932,268          2.48      9.19        767    $    66,630           67.79           79
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64






GSRPM 2003-02
DISTRIBUTION BY REMAINING MONTHS TO MATURITY

POOL=ARM LOANS

REMAINING MONTHS     NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
TO MATURITY           MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
1 - 72 Mths                  1            $    66,770          0.09     10.37        701    $    66,770          100.05           76
73 - 84 Mths                11            $   244,607          0.31     10.13        635    $    22,237           43.97           97
85 - 96 Mths                 3            $    90,039          0.12       8.8        627    $    30,013           41.98           95
97 - 108 Mths                3            $   107,267          0.14     11.48        577    $    35,756           62.36           75
121 - 180 Mths              11            $   857,081           1.1      7.21        575    $    77,916           45.21          152
181 - 240 Mths               7            $   814,395          1.05      6.29        568    $   116,342           49.09          154
241 - 300 Mths             629            $49,213,226         63.29     10.15        589    $    78,240           69.52           82
301 - 360 Mths             267            $26,366,122         33.91      9.86        545    $    98,750           81.97           25
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64






GSRPM 2003-02
DISTRIBUTION BY ORIGINAL MONTHS TO MATURITY

POOL=ARM LOANS

ORIGINAL MONTHS      NUMBER OF    AGGREGATE PRINCIPAL   PCT OF MORT     GROSS   WEIGHTED        AVERAGE    WEIGHTED AVG     WEIGHTED
TO MATURITY           MORTGAGE    BALANCE OUTSTANDING   POOL BY AGG    COUPON   AVG FICO      PRINCIPAL     CURRENT LTV          AVG
                         LOANS                             PRIN BAL                             BALANCE                    SEASONING
121 - 180                   21            $   724,222          0.93     10.26        619    $    34,487           58.12           70
181 - 300                    2            $    80,082           0.1     11.07        498    $    40,041            62.9           68
301 - 360                  909            $76,955,202         98.97      9.98        573    $    84,659           73.32           64
TOTAL                      932            $77,759,506           100      9.98        574    $    83,433           73.16           64





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